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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 333-17217


SUPPLEMENT DATED FEBRUARY 21, 2003 TO THE PROSPECTUS DATED MAY 1, 2002 FOR:

o        EQ ADVISORS TRUST

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This Supplement updates certain information in the Prospectus dated May 1, 2002, as supplemented on August 8, 2002, and January 6, 2003 of EQ Advisors Trust ("Trust") regarding certain Portfolios of the Trust. You may obtain a copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104.

               INFORMATION REGARDING EQ/AGGRESSIVE STOCK PORTFOLIO

The information below updates information regarding the EQ/Aggressive Stock Portfolio and should replace, in its entirety, the information relating to Alliance Capital Management L.P. located in the section entitled "Who Manages the Portfolio":

     Alliance Capital Management L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Until May 1, 2000, Alliance Capital was the exclusive Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax exempt organizations.

          John Blundin, Rob Ginsberg and Josh Lisser manage the portion of the Portfolio allocated to Alliance Capital. Mr. Blundin is a Executive Vice President and Portfolio Manager and has been with Alliance Capital since 1972. Mr. Ginsberg is a Vice President and Portfolio Manager and has been with Alliance Capital since 1995. Mr. Lisser is a Senior Vice President and Portfolio Manager and has been with Alliance Capital since 1992.

           INFORMATION REGARDING EQ/ALLIANCE PREMIER GROWTH PORTFOLIO

The information below updates information regarding the EQ/Alliance Premier Growth Portfolio and supplements the information in the section entitled "Who Manages the Portfolio":

     Effective April 1, 2003, Thomas G. Kamp will become a co-portfolio manager of the Portfolio. Mr. Kamp is Senior Vice President of Alliance Capital and has been with Alliance Capital since 1993.

          INFORMATION REGARDING EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

A shareholder meeting has been scheduled for April 23, 2003 at which shareholders of the EQ/International Equity Index Portfolio ("International Index Portfolio") will vote to approve a Plan of Reorganization ("International Index Merger") which contemplates the transfer of all of the assets of the International Index Portfolio to the EQ/Alliance International Portfolio ("Alliance International Portfolio") and the assumption by the Alliance International Portfolio of all of the liabilities of the International Index Portfolio in exchange for Class IA or Class IB shares of the International Index Portfolio.

The Alliance International Portfolio seeks to achieve long-term growth of capital and is advised by Alliance Capital, 1345 Avenue of the Americas, New York, New York 10105. Alliance has been the Adviser to the Alliance International Portfolio and its predecessor registered investment company since the predecessor commenced operations.


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Subject to shareholder approval, the effective date of the International Index
Merger will be on or about April 25, 2003. Until that date, however, you will be able to invest in the International Index Portfolio. Accordingly, if you intend to so invest, you should read this Supplement to the Prospectus, together with the Trust's Prospectus dated May 1, 2002 and Supplements dated August 8, 2002 and January 6, 2003.